UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 14, 2004
                                 Date of Report

                                October 14, 2004
                       (Date of earliest event reported)



                          BUCYRUS INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                    333-16715               39-0188050
  (State or Other Jurisdiction        (Commission File         (IRS Employer
of Incorporation or Organization)          Number)           Identification No.)


                 P. O. BOX 500
             1100 MILWAUKEE AVENUE
          SOUTH MILWAUKEE, WISCONSIN                                  53172
   (Address of Principal Executive Offices)                        (Zip Code)


                                 (414) 768-4000
              (Registrant's Telephone Number, Including Area Code)



         (Former name or former address, if changed since last report)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

and

ITEM 7.01. REGULATION FD DISCLOSURE.

           The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure".

           On October 14, 2004, Bucyrus International, Inc. issued a press release announcing summary unaudited results for the three and nine months ended September 30, 2004. A copy of the press release is furnished as Exhibit
99.1 to this report and is incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits.


EXHIBIT NO.           DESCRIPTION
_________             _______________________________________________________

  99.1 Press Release of the Registrant, dated October 14, 2004, announcing summary unaudited results for the three and nine months ended September 30, 2004.





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


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BUCYRUS INTERNATIONAL, INC.



                                   By:        /s/ Craig R. Mackus
                                            _____________________________

                                   Name:    Craig R. Mackus
                                   Title:   Chief Financial Officer, Secretary
                                            and Controller

Dated:  October 14, 2004



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


                                 EXHIBIT INDEX



EXHIBIT NO.           DESCRIPTION
_________             _______________________________________________________

  99.1 Press Release of the Registrant, dated October 14, 2004, announcing summary unaudited results for the three and nine months ended September 30, 2004.



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